Capital Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2017
Business Combinations And Dispositions [Abstract]
Capital Acquisitions and Dispositions
CAPITAL ACQUISITIONS AND DISPOSITIONS
In the year ended December 31, 2017, the Company incurred $3.7 million (December 31, 2016 - $2.3 million) of transaction costs related to acquisitions through business combinations and dispositions that were recorded as general and administrative expenses.
Minor Property Acquisitions and Dispositions
Crescent Point completed minor property acquisitions and dispositions during the year ended December 31, 2017 ($112.5 million net disposed PP&E, including $41.4 million related to net disposed decommissioning liability, and $104.0 million net acquired E&E assets). These minor property acquisitions and dispositions were completed with full tax pools and no working capital items.